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                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

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               T. Rowe Price Growth Stock Fund 002-10780/811-579
                 T. Rowe Price New Era Fund 002-29866/811-1710
               T. Rowe Price New Horizons Fund 002-18099/811-958
       _________________________________________________________________
                (Name of Registrant as Specified in its Charter)

               T. Rowe Price Growth Stock Fund 002-10780/811-579
                 T. Rowe Price New Era Fund 002-29866/811-1710
               T. Rowe Price New Horizons Fund 002-18099/811-958
        _______________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

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